UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
ROBERT FERGUSON
SCOTT FRANZBLAU
NEIL CHELO
ROBERT H. DANIELS
GREGORY R. DUBE
LYNN D. SCHULTZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS
OF
DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC

_________________________

We have lost all confidence in Deutsche and the Board of Directors and believe that they are unfit to manage closed-end funds.

This solicitation is a step in Western Investment’s campaign to oust Deutsche from managing closed-end funds.  Please vote the GOLD proxy.  Together we will knock down the undemocratic hurdles erected by Deutsche and its Board, which are designed to block YOU from exercising your basic voting rights as stockholders.

Western Investment LLC, a Delaware limited liability company (“Western Investment” or “we”), together with its fellow participants in this solicitation is the largest investor in DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”).  We are writing to you in connection with the election of our four nominees to the board of directors of the Fund (the “Board”) at the annual meeting of stockholders scheduled to be held at 10:00 a.m. Eastern time, on Monday, July 12, 2010 at the New York Marriott Eastside, 525 Lexington Avenue, New York, NY 10017, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

We are investors specializing in investing in closed-end funds and have proven over many years to be ethical activist investors for all stockholders.  We have taken a stance in connection with 32 issuers since 2004. All completed activism situations resulted in significant pro-stockholder action by the issuer.  In every situation, the same result was available to all stockholders.  We did not benefit in any way except as a stockholder, we have never accepted any fees nor did we accept “greenmail” or participate in any transaction not available to all other stockholders.  We are proud of our public record, and proud of the role we have played in creating value for stockholders.

We have large investments in other funds managed or controlled by Deutsche Investment Management Americas Inc. (“DB America”) and affiliates of DB America (collectively, “Deutsche”).  We believe that Deutsche, a subsidiary of Deutsche Bank AG, the German banking conglomerate, through its mismanagement and bad-actions, is taking advantage of the stockholders of its closed-end funds and maximizing its own benefits at those stockholders’ expense.

Time and time again Deutsche Bank AG and Deutsche have been associated with financial scandals.  Most recently they were identified as one of the Wall Street firms that assembled complex securities so that they and their clients could bet against home prices.  We are afraid there is little to stop Deutsche from exploiting this Fund for its own benefit as it has with so many others.  We are reaching out to stockholders of a number of Deutsche managed funds, including DWS Multi-Market Income Trust (KMM), DWS Strategic Income Trust (KST), DWS High Income Trust (KHI), DWS Enhanced Commodity Strategy Fund, Inc., formerly DWS Global Commodities Stock Fund, Inc. (GCS), DWS Dreman Value Income Edge Fund, Inc. (DHG) and DWS Global High Income Fund, Inc. (LBF) to share our concerns that Deutsche is unfit to manage closed-end funds.  We have never felt compelled to take such widespread action before.  However, we believe that the actions by this Board and Deutsche can no longer be tolerated.  We strongly believe that Deutsche and the Board should no longer be managing closed-end funds, and Western Investment intends to continue fighting to end, once and for all, Deutsche’s management of closed-end funds.

We are furnishing this proxy statement and the enclosed GOLD proxy card to stockholders in order to:

1.	Elect four Western Investment nominees to the Board to serve as Class III Directors of the Fund until the 2013 annual meeting of stockholders;

2.	Approve Western Investment’s stockholder proposal that requests that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis; and

3.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require assistance voting your shares of common stock of the Fund (the “Shares”), please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free number listed on the following page.  This proxy statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about June 10, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GOLD proxy card and additional information can be found at:
www.fixmyfund.com

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•
If your Shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

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If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

•	If you choose to use Internet voting, Western Investment will be identified as “Opposition” on Proxyvote.com.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

WE HAVE LOST CONFIDENCE IN DEUTSCHE AND THE BOARD SEND A MESSAGE TO THE FUND: Deutsche and its affiliates should not be associated with the Fund or any other closed-end fund

BACKGROUND

Western Investment, together with the other participants in this solicitation, is the largest investor in the Fund.  We are committed to our investment in the Fund.  Our interests are aligned with the interests of all stockholders – if our investment in the Fund prospers, so does yours.

The Fund’s investment manager and its affiliates have a troubled history of being censured by the SEC, being sued by stockholders and taking actions adverse to fund stockholders

Deutsche has a long and troubled history of litigation with fund stockholders, and seems more than willing to act in their own self-interest regardless of the consequences for stockholders and the general public.  They have run afoul of the Securities and Exchange Commission (the “SEC”) and other regulatory bodies multiple times.  We are concerned that Deutsche, which is supposed to be protecting fund investors, is instead being sued by them.

Since 2003, Deutsche has been the subject of no less than three SEC censures for, among other things, illegal mutual fund market timing practices, concealing trade steering and favorable commission arrangements with favored brokers and, essentially, trading its “proxy” votes for banking business.

Besides SEC censures and the resulting penalties, Deutsche’s self-interested actions have resulted in, among other things:

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an agreement with the New York Attorney General whereby Deutsche had to, among other things, (i) establish a $250 million fund to compensate mutual fund stockholders for the adverse effects of market timing attributable to market timing relationships, (ii) reduce the advisory fees it receives from certain of its funds for a period of at least five years and (iii) implement changes to its governance and compliance procedures;

•	numerous lawsuits being filed against Deutsche relating to its market timing actions by stockholders harmed by these actions;

•
a class-action lawsuit filed by shareholders of two sister funds of the Fund, DWS RREEF Real Estate Fund, Inc. (“SRQ”)  and DWS RREEF Real Estate Fund II, Inc. (“SRO”) against Deutsche for failing to disclose material, exceptional risks associated with SRQ and SRO.  Subsequently, under pressure from stockholders and in the face of losses in net asset value of an unbelievable 88% and 95%, respectively, the boards and management of SRQ and SRO decided to liquidate the funds.  We believe the decision to liquidate was ultimately made out of a desire to protect SRO and SRQ from further embarrassment;

•	a summary order from the West Virginia Securities Commissioner to cease and desist relating to Deutsche’s marketing and sale of auction rate securities;

•	a lawsuit filed against it and a settlement with the SEC relating to misrepresentations made by Deutsche regarding auction rate securities;

•
a lawsuit filed in the U.S. District Court for the District of Maryland against The New Germany Fund, Inc. (the “New Germany Fund”), a sister fund to the Fund, by stockholders of the New Germany Fund relating to the New Germany Fund’s attempts to restrict the directors that could serve on its board of directors.  The New Germany Fund eventually settled with the stockholders by agreeing to conduct an in-kind tender offer for 20% of its outstanding shares; and

•
a complaint (the “Complaint”) filed by Western Investment against DWS Enhanced Commodity Strategy Fund, Inc. formerly DWS Global Commodities Stock Fund, Inc. (“GCS”), a sister fund to the Fund, with respect to GCS’s failure to hold a meeting of stockholders during 2009, requesting that GCS hold a meeting of stockholders to elect directors at the earliest date legally possible.  The Complaint also seeks to ensure that GCS recognizes the voting rights of all of Western Investment’s GCS shares and that GCS’s adoption of the Maryland Control Share Acquisition Act is void and does not affect Western Investment’s rights to vote any of its GCS shares at the next stockholder meeting, as well as any future meetings of stockholders.

The SEC’s Director of the Division of Investment Management has criticized actions taken by the Fund

In a speech in November 2009, Andrew Donohue, the Director of the Securities and Exchange Commission’s Division of Investment Management, reviewed numerous practices taken by independent directors of investment companies and commented on the legality of such practices.1

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Mr. Donohue criticized the adoption by a fund, or more particularly its board, of the Maryland Control Share Acquisition Act, stating “even when state law authorizes it, [the adoption] may be inconsistent with federal law and not in the best interest of the fund and its shareholders.”  Mr. Donohue continued, “In my view, a provision which denies a shareholder deemed to posses ‘control shares’ the right to vote those shares constitutes a denial of equal voting rights and may violate the fundamental requirement that every share of the fund’s stock be voting stock.”

•
Mr. Donohue also criticized classic entrenchment maneuvers identical to those employed by the Deutsche directors in the Fund and in other Deutsche managed closed-end funds - delaying the annual meeting and the imposition of a requirement that the election of directors requires the affirmative vote of a majority of outstanding shares.

o	Mr. Donohue stated that “the effect of the [meeting] delay is to postpone the ability of the shareholders to replace the existing board.”

o	He similarly noted that the absolute majority voting rule “amounts to an anti-takeover device that keeps the existing board in place.”

1 Mr. Donohue’s statements represent his own views and not necessarily the views of the SEC, individual commissioners or his colleagues on the SEC staff.

We do not believe Deutsche, or any of its affiliates, should be associated with the Fund

You should be aware that:

•	The Fund shares its board of directors with 125 other funds in the Deutsche fund complex, each of whom are paid over $240,000 per year by Deutsche.

•	The officers of the Fund also serve in the same capacity at all of the other closed-end funds managed by Deutsche, including GCS, SRO, SRQ and the New Germany Fund.

•	In connection with the Fund’s initial public offering, Deutsche paid all organizational expenses of the Fund.

We wonder how stockholders are to trust that this Board will objectively evaluate the actions given the Fund’s relationship with an investment manger that seems more than willing to step over its own investors to make a buck.  It is time for stockholders to send a message to the Board that the Board will be held accountable for its actions.

The Board has a history of disregarding best practice corporate governance recommendations --indicative of a board that does not place stockholders’ interests first

Deutsche has enacted a number of hurdles to block shareholders from exercising their rights at democratic elections and which serve to protect the incumbent trustees and directors.  These hurdles include staggering the Board, implementing an absolute majority vote rule in contested elections and preventing large shareholders from voting all of their shares.  A staggered board provides that directors or trustees are elected for a term of three years, with only approximately one-third of directors or trustees up for election each year.  The Council of Institutional Investors, a nonpartisan, not-for-profit association of public, labor and corporate employee benefit funds with assets exceeding $3 trillion, is a leading advocate for improving corporate governance standards and strengthening investor rights.  It recommends, together with Proxy Governance, Inc., a leading proxy advisory firm, that in contested elections companies with a majority vote requirement for the election of directors use plurality voting so candidates receiving the most votes win.  The absolute majority vote rule, in place at the Fund and other closed-end funds managed by Deutsche, provides that directors or trustees are elected only by a majority of shares outstanding, thereby permitting the incumbents to remain in office if no nominee receives the votes of a majority of the shares outstanding.  In fact, in GCS members of the incumbent board remained in office even though our nominees received more votes than the incumbents by 64% to 36% at the last annual meeting.  These GCS incumbents are the same trustees that serve on this Board.  GCS has also adopted a state law provision to try to limit Western Investment’s and possibly other shareholders’ rights to vote its GCS shares.  We have been forced to sue GCS to block this action so that we would be able to exercise our rights as GCS shareholders.

Certain of the Deutsche funds also unbelievably provide that an unelected incumbent would remain in office for three years under this circumstance.  A recent example involves DHG, another Deutsche managed fund with the same board as the Fund.  At the annual meeting of stockholders held just weeks ago, Western Investment’s nominees received a plurality of votes, which was ignored by the Board.  To date, the rejected incumbents remain in office.

Additionally, Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group, three of the leading proxy advisory firms, in addition to The Council of Institutional Investors, all recommend that all members of a board of directors be elected annually.  Even Deutsche’s own Global Proxy Voting Guideline “is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually” because “directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the stockholders in a hostile take-over situation.”  Amazingly and against their own global guidelines, which Deutsche self-servingly chooses not to apply to closed-end funds, the Fund is asking stockholders to vote against our proposal to declassify the Board.

Western Investment believes the current independent members of the Board, who receive compensation for service on 126 Deutsche funds, may be too beholden to the Fund’s investment manager

According to the Fund’s most recent proxy statement, each incumbent independent director is a director of at least 126 funds in the Deutsche fund complex.

While the current composition of the Board appears to satisfy applicable securities and investment company laws, we question whether service by each of the Fund’s directors of at least 126 funds in the same fund complex is in the best interests of the Fund’s stockholders.  We question the effect this arrangement may have on their independent judgment as directors of the Fund.  Consider:

•
the inherent conflicts of interest that we believe could arise as a result of serving as a director of so many registered investment companies.  For example, we believe a person serving in such numerous positions may become unduly beholden to the Fund’s investment manager, and less inclined to act in the best interests of the Fund’s stockholders;

•
the incumbent directors’ lucrative arrangement whereby they each collect at least $240,000 in annual fees in the aggregate for their service on 126 Deutsche fund boards.  We believe they could become far too beholden to the investment manger to take decisive action that benefits stockholders if it would negatively affect the fees collected by the Fund’s investment manager; and

•
in light of their positions and fee arrangements whether the current directors are able to perform the essential task of evaluating the abysmal performance of the Fund’s investment manager.  Being paid at least $240,000 by 126 Deutsche funds, we question whether they are the ones who should be minding the store.

The Fund’s NAV discount is unacceptable

The Fund’s Share price has traded at a persistent discount to its per Share net asset value (“NAV”) that has averaged 15.5% since its inception until the week ended May 7, 2010, and was as great as 38.0% on October 10, 2008.  Thus, when stockholders sell their Shares they are forced to leave behind a sizeable portion of the value underlying those Shares.  We believe that the persistence of this discount is, in part, due to the perception that the persistent and substantial NAV discount is not being addressed by the Board.  Any time a stockholder chooses to sell his or her ownership of a closed-end fund at a steep discount to NAV, that stockholder is harmed no matter what the fund’s discount was at the time the stockholder purchased their shares of that fund.  When a NAV discount is excessive, a selling stockholder is forced to leave behind a substantial portion of the value underlying the shares at the time of sale.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.

The table below shows the discount of the Fund’s Share price to the Fund’s NAV since the Fund’s inception (on the last day of each calendar quarter).

Quarter Ending	% (Discount) to NAV
September 30, 2007	(9.7)
December 31, 2007	(14.2)
March 31, 2008	(9.3)
June 30, 2008	(8.2)
September 30, 2008	(19.4)
December 31, 2008	(24.9)
March 31, 2009	(26.6)
June 30, 2009	(23.3)
September 30, 2009	(19.9)
December 31, 2009	(19.0)
March 31, 2010	(11.8)

We note that the Fund has frequently been among the worst of all closed-end funds in terms of discount to NAV and, in fact, that the Fund has frequently traded in the bottom 3.4% of all closed-end funds in terms of discount to NAV.  As a specific example of just how dismal the Fund’s NAV discount has been, during the period from the Fund’s inception until the week ended May 7, 2010, the Fund’s average discount of 15.5% was in the bottom 3.4%, or the 590th worst, of 610 publicly traded US domiciled closed-end funds currently registered with the SEC.2

The Board has failed to take adequate action to reduce the Fund’s NAV discount

The Board’s clearly inadequate efforts have failed to eliminate the persistent discount.  In its offering materials, the Fund recognized the potential harm of a significant and persistent NAV discount.  The Fund assured investors that because of such a possibility, “the Fund’s Board might consider from time to time engaging in open market repurchases, tender offers for Shares at net asset value or other programs intended to reduce the discount.”  To date, the Fund has not conducted a tender offer.  Additionally, we are not aware of the Fund having ever purchased a single Share in the open market or instituting any other program intended to reduce the discount.  It’s no wonder the Fund continues to trade at an excessive discount.  We believe the excessive discount demonstrates that stockholders have lost confidence in the Board.

We believe that a board who truly had the best interests of stockholders in mind would have taken effective action, including repurchases of Shares which would have been accretive to NAV and earnings per share, to address the market’s consistent double-digit discount to the Fund’s per share NAV.

The Fund’s performance has been abysmal

According to the Fund’s most recent annual report (the “2009 Annual Report”), the Fund has returned negative -13.94% on a net asset value basis and a negative -22.28% on a market value basis since inception.  Yet the Board still finds that “the nature, quality and extent of services provided by [the Fund’s asset manager] historically have been and continue to be satisfactory.”  We are not surprised the Board reached this conclusion considering only one director owns any Shares.

SERIOUS ACTION BY THE BOARD IS NEEDED.  IT IS TIME TO SEND A MESSAGE BY VOTING FOR THE WESTERN INVESTMENT SLATE ON THE ENCLOSED GOLD PROXY CARD.

2 The number of funds used in this comparison was based on all closed-end funds as disclosed in The Wall Street Journal, excluding closed-end funds that are not publicly traded or do not provide regularly updated net asset values.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The following information sets forth the name, age, business address, present principal occupation and employment and material occupations, positions, offices, or employments for the past five years of each of our nominee directors (the “Nominees”).

THE NOMINEES

Neil Chelo (Age 38) is currently the Director of Research of Benchmark Plus Management, L.L.C. (“BPM”), the managing member of each of Benchmark Plus Partners, L.L.C. (“BPP”) and Benchmark Plus Institutional Partners, L.L.C. (“BPIP”).  Prior to serving as Director of Research, Mr. Chelo served as a senior analyst at BPM.  BPP and BPIP are each in the business of acquiring, holding and disposing of investments in various companies.  Prior to joining BPM, Mr. Chelo served as a portfolio manager and trader at Rampart Investment Management Company, an asset manager specializing in derivative strategies.  Mr. Chelo received his Bachelor of Science in Finance and his Master of Science in Finance from Bentley College.  Additionally, Mr. Chelo has been awarded the Chartered Financial Analysts (CFA), Chartered Alternative Investment Analyst (CAIA) and Financial Risk Manager (FRM) designations.  Mr. Chelo’s extensive experience in the investment industry gives him a strong understanding and insight into the challenges and issues facing the Fund.

Robert H. Daniels (Age 62) is an Emeritus Professor of Accounting at San Francisco State University, where he has taught Tax and Business Law courses since 1983 and has served as acting Department Chair, Director of the Graduate Tax Program and member of the University Budget Committee.  Mr. Daniels’ research interests include the problem of tax complexity and the prospects for simplification.  Mr. Daniels also currently manages his own private tax consulting practice and has been a practicing California attorney since 1973.  Mr. Daniels received his B.A. from Harvard College, with honors, a J.D. from Harvard Law School and his LLM in Taxation from Golden Gate University.  Mr. Daniels’ extensive accounting and tax knowledge and research and academic experience will provide valuable insight to the Board.  Mr. Daniels has thirty years of experience as an investor in closed-end funds.

Gregory R. Dube (Age 55) is the founder of Roseheart Associates (“Roseheart”), a private company that invests in securities and real estate, and has served as managing member and Chairman since its inception in 1997.  From 1998 to 2002, Mr. Dube was at Alliance Capital, where he served as the head of the Global High Yield Group from 1999 to 2002.  Before joining Alliance Capital, Mr. Dube was a partner at Donaldson, Lufkin & Jenrette, responsible for the Tax-Exempt Capital Markets Division.  Mr. Dube has an extensive background in the credit securities markets, including experience with trading and selling credit instruments, including corporate, high-yield, private placement, mortgage, Euro and distressed debt and derivatives.  Mr. Dube currently serves on the Advisory Committee of New England Realty Associates Limited Partnership (AMEX:NEN), a partnership engaged in the business of acquiring, developing, holding for investment, operating and selling real estate, and as a member of the executive committee of Navigare Partners, LLC.  Mr. Dube received his A.B. from Harvard College and was a Rhodes Scholar Nominee.  Mr. Dube’s extensive investment experience, background in the credit securities markets and public board experience provides unique insight to the challenges and issues facing the Fund.

Arthur D. Lipson (Age 67) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western Investment, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  From 2007 to 2008, Mr. Lipson served as a director of Pioneer Municipal and Equity Income Trust (“PBF”), during which time Mr. Lipson oversaw the elimination of a 17% discount to PBF’s net asset value and the merger of PBF into Pioneer Tax Free Income Fund, an open-end fund.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson’s extensive investment experience, particularly with respect to closed-end funds, gives him strong insight into the challenges and issues facing the Fund.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance stockholder value.  Your vote to elect the Nominees will have the legal effect of replacing four incumbent directors of the Fund with our Nominees.

The election of the Nominees requires the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon.

For additional information concerning our Nominees, see Appendix B - Information Concerning the Nominees.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S
NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2: DECLASSIFICATION OF THE BOARD OF DIRECTORS

Due to a serious lack of accountability at the Board level, as discussed in further detail above, the Board should take the necessary steps to declassify the Board so that all directors are elected on an annual basis.  Despite the claims made by the Fund in its proxy statement, we have not seen any evidence that a classified board structure provides any benefit other than entrenchment for incumbent directors.  The Fund claims that a classified board structure provides the Fund with the time and leverage necessary to engage in good-faith, arm’s length discussions and to negotiate the best result for the Fund.  Our experience with GCS, a sister fund to the Fund has been the exact opposite.  Despite over two years of attempting to interact with this very same board regarding GCS, GCS ignored every opportunity to engage in discussions with us.  We believe this is no accident - in our view, a classified board gives the Fund the time and leverage necessary to ignore stockholders and determine the best results for the Fund and management.

Accordingly, we have submitted the following proposal for stockholder approval at the Annual Meeting.

Proposal

RESOLVED, that the stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (“DRP”) hereby request that the Board of Directors of DRP (the “Board”) take the necessary steps to declassify the Board so that all directors are elected on an annual basis.  Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Supporting Statement:

We believe the annual election of all directors encourages board accountability to its stockholder constituents.  This view is shared by many others, and we believe is generally held to be the standard for corporate governance best practices.  In fact, Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group, three of the leading proxy advisory firms, and The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, all recommend that all directors of companies should be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms.  It is our belief that the classification of the Board is strong proof the Board is not acting in the best interests of stockholders.  A classified board protects the incumbents, which in turn dilutes the voice of stockholders and limits board accountability to stockholders.

In this difficult market and economic environment, accountability for performance must be given to the stockholders whose capital has been entrusted in the form of share investments in DRP.

It is inexcusable:

•	DRP’s common stock traded an amazing 83% below its issue price and, as of February 4, 2010, was trading more than 62% below its issue price.

•
DRP continues to engage an investment manager, Deutsche Investment Management Americas Inc., that oversaw losses in net asset value of an unbelievable 95% and 88%, respectively, in two sister funds of DRP, DWS RREEF Real Estate Fund II, Inc. (AMEX:SRO) and DWS RREEF Real Estate Fund, Inc. (AMEX:SRQ), leading to management’s decision to liquidate the funds.

•
DRP’s shares have traded at a persistent discount to its per share net asset value (“NAV”), frequently over 15% over the past two years, bottoming out at an incredible 38.0% discount to NAV on October 10, 2008.

If this proposal is approved by stockholders and adopted by the Board, the Board will take steps to have all directors elected annually, without affecting the unexpired terms of previously elected directors.  As a result, after the phase-in, all directors would be subject to annual review by stockholders.

The approval of our proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal, provided a quorum is present.  You should be aware that, as the Fund proudly notes in its proxy statement, the Fund may ignore this proposal even if stockholders approve of the proposal at the Annual Meeting.  Due to the incumbent and entrenchment friendly provisions of the Fund’s Articles of Amendment and Restatement, in order to eliminate the Fund’s classified board structure, either 80% of the Board - that’s 11 out of 13 directors - and a majority of the outstanding Shares or an incredible 80% of the outstanding Shares would ultimately need to approve a formal amendment repealing the classified board provisions.  We question whose interests these provisions are serving - the stockholders who believe in greater board accountability and wish to see this proposal implemented or an incumbent board, each of whose members continue to collect at least $240,000 in annual compensation from Deutsche.

VOTE FOR THIS PROPOSAL TO SEND A MESSAGE TO THE BOARD THAT YOU WANT A
GREATER VOICE IN THE CORPORATE GOVERNANCE OF THE FUND AND TO
INCREASE THE ACCOUNTABILITY OF THE BOARD

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on May 21, 2010 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Fund, as of the Record Date, there were 5,955,697.66 Shares outstanding.

VOTES REQUIRED FOR APPROVAL

The election of a director of the Fund requires the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon.

The approval of our stockholder proposal recommending that the Board take the necessary steps to declassify the Board requires the affirmative vote of a majority of the votes cast at the meeting on the proposal, provided a quorum is present.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

For additional and related information concerning the voting and proxy procedures for the Annual Meeting, see Appendix A - Information Concerning the Annual Meeting.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEES TO THE BOARD OR FOR OUR STOCKHOLDER PROPOSAL, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET (WESTERN INVESTMENT WILL BE IDENTIFIED ON PROXYVOTE.COM AS “OPPOSITION”), AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  We intend to vote all of our Shares for the election of our Nominees and will not vote our Shares in favor of any of the Fund’s director nominees.

Western Investment has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of Shares owned by directors of the Fund and information on committees of the Board.  Stockholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s investment manager is Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154.

For information concerning the participants in this solicitation, see Appendix C - Information Concerning the Participants.

See Appendix E - Security Ownership of Certain Beneficial Owners of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of the Fund.

The information concerning the Fund contained in this proxy statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

June 10, 2010

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

APPENDIX TO PROXY STATEMENT

FILED BY WESTERN INVESTMENT LLC RELATING TO THE 2010 ANNUAL MEETING OF STOCKHOLDERS OF

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.1

Appendix A - Information Concerning the Annual Meeting

Appendix B - Additional Information About the Nominees

Appendix C - Information Concerning the Participants

Appendix D - Purchases and Sales in the Common Stock of the Fund
During the Past Two Years

Appendix E - Security Ownership of Certain Beneficial Owners

1Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

The proxy statement, including the appendices attached thereto (the “Proxy Statement”), relates to the 2010 Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”).  The address of the principal executive offices of the Fund is 345 Park Avenue, New York, New York 10154.  The Fund’s Secretary may be contacted c/o Deutsche Investment Management Americas Inc., One Beacon Street, Boston, Massachusetts 02108.

VOTING AND PROXY PROCEDURES

Stockholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment LLC, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s nominees, Neil Chelo, Robert H. Daniels, Gregory R. Dube and Arthur D. Lipson, for Western Investment’s proposal that the Board should take all necessary steps to declassify the Board and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum.  All Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to be voted at the Annual Meeting.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in the Proxy Statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominees.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Stockholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary c/o Deutsche Investment Management, Americas Inc., One Beacon Street, Boston, Massachusetts, 02108 or to any other address provided by the Fund.  Although a revocation is effective if delivered to the Fund, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of Innisfree M&A Incorporated at the address set forth on the back cover of the Proxy Statement so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  If you hold your Shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $30,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately 25 persons to solicit the Fund’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western Investment, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described in Appendix C - Information Concerning the Participants.  Certain of the participants in this solicitation have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that the Fund’s stockholders will benefit from the solicitation, Western Investment intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of the solicitation of proxies are currently estimated to be approximately $150,000.  Western Investment estimates that through the date hereof, its expenses in connection with the solicitation are approximately $25,000.

STOCKHOLDER PROPOSALS

The Fund’s current bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current bylaws generally must be delivered to the Secretary of the Fund, John Millette, c/o Deutsche Asset Management, Inc., One Beacon Street, Boston, Massachusetts, 02108.  The Fund’s bylaws provide that, to be considered timely, such written notice must be delivered not later than 120 days nor earlier than 150 days prior to the first anniversary of the date on which the notice of the preceding year’s annual meeting was first given to stockholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (i) the 90th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, if the Fund’s 2011 annual meeting of stockholders (the “2011 Annual Meeting”) is held within 30 days before or after July 12, 2011, a stockholder nomination or proposal intended to be considered at the 2011 Annual Meeting must be received by the Secretary of the Fund on or after January 10, 2011, and on or prior to February 9, 2011.  However, under the rules of the Securities and Exchange Commission, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2011 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund must receive it on or before February 9, 2011.  All nominations and proposals must be in writing and must conform to the requirements of the bylaws of the Fund.

The information set forth above regarding the procedures for submitting stockholder nominations and proposals for consideration at the 2011 Annual Meeting is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE NOMINEES

Western Investment has nominated four highly qualified individuals, Neil Chelo, Robert H. Daniels, Gregory R. Dube and Arthur D. Lipson, for nomination as directors at the Annual Meeting.

As of the Record Date, the dollar range of Shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Neil Chelo	None	None
Robert H. Daniels	$1 to $10,000	$1 to $10,000
Gregory R. Dube	None	None
Arthur D. Lipson*	Over $100,000	Over $100,000
_______
*
Mr. Lipson, by virtue of the relationships described in further detail in Appendix C - Information Concerning the Participants may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Mr. Chelo does not currently hold, nor has he at any time held, any position with Fund.  Mr. Chelo does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Chelo has been nominated for election as a director of DWS Enhanced Commodity Strategy Fund, Inc. (“GCS”) and DWS Global High Income Fund, Inc. (“LBF”).  Mr. Chelo does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

Mr. Daniels does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Daniels does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Daniels has been nominated for election as a director of DWS Dreman Value Income Edge Fund, Inc. (“DHG”), GCS and LBF.  As of the date hereof, Mr. Daniels owns directly 1,000 Shares.  For information regarding purchases and sales during the past two years by Mr. Daniels of securities of the Fund, see Appendix D - Purchases and Sales in the Common Stock of the Fund During the Past Two Years.

Mr. Dube does not currently hold, nor has he at any time held, any position with Fund.  Mr. Dube does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Dube has been nominated for election as a director of DHG, GCS and LBF.  Mr. Dube does not directly own, and has not purchased or sold during the past two years, any securities of the Fund.

Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Lipson has been nominated for election as a director of DHG, GCS and LBF, and a trustee of DWS Multi-Market Income Trust, DWS High Income Trust and DWS Strategic Income Trust.  Mr. Lipson owns directly 500 Shares.  Mr. Lipson, as the managing member of Western Investment, may be deemed to beneficially own the 488,819 Shares beneficially owned by Western Investment.  Mr. Lipson disclaims beneficial ownership of such Shares.  For information regarding purchases and sales during the past two years by Mr. Lipson and Western Investment and its affiliates of securities of the Fund that may be deemed to be beneficially owned by Mr. Lipson, see Appendix D - Purchases and Sales in the Common Stock of the Fund During the Past Two Years.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee or any of his Immediate Family Members (as such term is defined in Schedule 14A of the Exchange Act) is or was an officer.

Western Investment has signed letter agreements pursuant to which it has agreed to indemnify Messrs. Chelo, Daniels and Dube against claims arising from the solicitation.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his Immediate Family Members was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000 or has or has had any direct or indirect relationship, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

No Nominee or any of his Immediate Family Members has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

No Nominee or any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

None of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Company’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

The Nominees are citizens of the United States of America.

The information provided above has been furnished to Western Investment by the Nominees.

Other than as stated in the Proxy Statement, including the appendices attached thereto, the Nominees will not receive any compensation from Western Investment for their services as directors of the Fund, nor are there any arrangements or understandings between Western Investment and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in the Proxy Statement and to serve as a director of the Fund if elected as such at the Annual Meeting.  Additionally, other than as stated in the Proxy Statement, none of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western Investment reserves the right to nominate substitute persons if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the GOLD proxy card will be voted for such substitute nominees.  Western Investment reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Fund’s corporate machinery.

APPENDIX C

INFORMATION CONCERNING THE PARTICIPANTS

Western Investment, Western Investment Hedged Partners L.P., a Delaware limited partnership (“WIHP”), Western Investment Total Return Partners L.P., a Delaware limited partnership (“WITRP”), Western Investment Total Return Fund Ltd., a Cayman Islands corporation (“WITRL”), Arthur D. Lipson (“Mr. Lipson,” and together with Western Investment, WIHP, WITRP and WITRL, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C., a Delaware limited liability company (“BPIP”), Benchmark Plus Partners, L.L.C., a Delaware limited liability company (“BPP”), Benchmark Plus Management, L.L.C., a Delaware limited liability company (“BPM”), Scott Franzblau (“Mr. Franzblau”), Robert Ferguson (“Mr. Ferguson,” and together with BPIP, BPP, BPM, and Mr. Franzblau, the “Benchmark Entities”), Neil Chelo, Robert H. Daniels, Gregory R. Dube and Lynn D. Schultz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the Group collectively owns an aggregate of 677,816 Shares, constituting approximately 11.4% of the Shares outstanding.  Each member of the Group, as a member of a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act, may be deemed to beneficially own the Shares owned by the Group.  Each member of the Group specifically disclaims beneficial ownership of the Shares disclosed herein that he, she or it does not directly own.  For information regarding purchases and sales of securities of the Fund during the past two years by the members of the Group, see Appendix D - Purchases and Sales in the Common Stock of the Fund During the Past Two Years.

Western Investment is the investment manager of WITRL and the general partner of each of WIHP and WITRP.  Mr. Lipson serves as the managing member of Western Investment.  BPM is the managing member of each of BPIP and BPP.  Messrs. Franzblau and Ferguson are managing members of BPM.  Each of Messrs. Chelo, Daniels, Dube and Lipson has been nominated by Western Investment for election as directors at the Annual Meeting.

The principal business of Western Investment is acting as the general partner or investment manager, as the case may be, of WIHP, WITRP and WITRL.  The principal business of each of WIHP, WITRP and WITRL is acquiring, holding and disposing of investments in various companies.  The principal occupation of Arthur D. Lipson is serving as the managing member of Western Investment.  The principal business address of Mr. Lipson, Western Investment, WIHP and WITRP is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of WITRL is c/o dms Management, P.O. Box 31910, dms House, 20 Genesis Close, Grand Cayman KY1-1208, Cayman Islands.

As of the date hereof, WIHP, WITRP and WITRL beneficially own 162,675, 162,644 and 162,600 Shares, respectively.  As the investment manager of WITRL and the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the 487,919 Shares owned in the aggregate by WIHP, WITRP and WITRL, in addition to the 900 Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the 488,819 Shares beneficially owned by Western Investment, in addition to the 500 Shares he owns directly.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Western Entities may be deemed to beneficially own the 188,497 Shares owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such Shares.

The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of each of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of each of Messrs. Franzblau and Ferguson is serving as a managing member of BPM.  BPP is an investor in WIHP.  Western Investment provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western Investment and BPIP and Western Investment and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

As of the date hereof, BPIP and BPP beneficially own 130,100 and 57,297 Shares, respectively.  As the managing member of BPIP and BPP, BPM may be deemed to beneficially own the 187,397 Shares owned in the aggregate by BPIP and BPP.  As managing members of BPM, Messrs. Franzblau and Ferguson may each be deemed to beneficially own the 187,397 Shares beneficially owned by BPM.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, the Benchmark Entities may be deemed to beneficially own the 490,419 Shares owned by the other members of the Group.  The Benchmark Entities disclaim beneficial ownership of such Shares.

The principal occupation of Mr. Chelo is serving as the Director of Research of BPM. The principal occupation of Mr. Daniels is Emeritus Professor of Accounting at San Francisco State University and attorney.  The principal occupation of Mr. Dube is serving as the Chairman of Roseheart Associates, a private company that invests in securities and real estate.  The principal business address of Mr. Chelo is 820 A Street, Suite 700, Tacoma, Washington 98402.  The principal business address of Mr. Daniels is 1685 Eighth Avenue, San Francisco, California 94122.  The principal business address of Mr. Dube is 873 East Saddle River Road, Ho-Ho-Kus, New Jersey 07423.

The principal occupation of Ms. Schultz is psychotherapist.  Ms. Schultz does not have a principal business address, but can be reached c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

As of the date hereof, Mr. Daniels directly owns 1,000 Shares.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Mr. Daniels may be deemed to beneficially own the 676,816 Shares beneficially owned in the aggregate by the other members of the Group.  Mr. Daniels disclaims beneficial ownership of such Shares.

As of the date hereof, Ms. Schultz directly owns 100 Shares.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Ms. Schultz may be deemed to beneficially own the 677,716 Shares beneficially owned in the aggregate by the other members of the Group.  Ms. Schultz disclaims beneficial ownership of such Shares.

None of Messrs. Chelo or Dube directly owns any Shares.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Messrs. Chelo and Dube may be deemed to beneficially own the 677,816 Shares beneficially owned in the aggregate by the other members of the Group.  Each of Messrs. Chelo and Dube disclaims beneficial ownership of such Shares.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such Shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

On February 26, 2010, the members of the Group, other than the Benchmark Entities and Ms. Schultz, entered into a Joint Filing and Solicitation Agreement  (the “Joint Filing and Solicitation Agreement”) in which, among other things, (a) the parties agreed to the joint filing and solicitation on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required under applicable securities laws and (b) the parties agreed to form the group for the purpose of soliciting proxies or written consents for the election of the Nominees and for Proposal No. 2 and for the purpose of taking all other actions incidental to the foregoing.  On May 10, 2010, the Benchmark Entities, other than BPP, executed a Joinder Agreement agreeing to be bound by the terms of the Joint Filing and Solicitation Agreement.  On May 18, 2010, each of BPP and Ms. Schultz executed a Joinder Agreement agreeing to be bound by the terms of the Joint Filing and Solicitation Agreement.

Except as set forth in the Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any of the participants in this solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act, occurred during the past ten years.

APPENDIX D

PURCHASES AND SALES IN THE COMMON STOCK OF THE FUND
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.

Sell	06/02/08	1,300	14.2474
Sell	06/09/08	2,300	14.0825
Sell	06/09/08	1,700	14.0839
Buy	12/31/09	4,900	14.1926
Buy	12/31/09	800	14.1925
Buy	01/04/10	4,900	14.3454
Buy	01/05/10	5,700	14.3832
Buy	01/11/10	3,800	15.1582
Buy	01/12/10	4,900	15.0792
Buy	01/13/10	1,900	15.1038
Buy	01/14/10	2,400	15.1526
Buy	01/15/10	5,600	15.0624
Buy	01/19/10	700	15.0218
Buy	01/19/10	700	15.0317
Buy	01/20/10	400	14.9279
Buy	01/21/10	700	14.8868
Buy	01/21/10	8,100	14.7868
Buy	01/22/10	1,300	14.7615
Buy	01/22/10	913	14.6681
Buy	01/25/10	5,800	14.6144
Buy	01/26/10	200	14.5385
Buy	01/28/10	800	14.6685
Buy	01/29/10	1,000	14.6495
Buy	02/01/10	2,900	14.5872
Buy	02/02/10	9,400	14.6541
Buy	02/03/10	1,300	14.7063
Buy	02/03/10	2,300	14.7285
Buy	02/04/10	2,300	14.4301
Buy	02/05/10	3,700	14.1552
Buy	02/05/10	1,600	14.1221
Buy	02/08/10	500	14.1185
Buy	02/08/10	11,700	14.1784
Buy	02/09/10	8,368	14.2400
Buy	02/09/10	900	14.2481
Buy	02/10/10	600	14.2308
Buy	02/10/10	3,294	14.2214
Buy	02/11/10	3,900	14.2071
Buy	02/11/10	2,500	14.1761
Buy	02/12/10	2,700	14.1167
Buy	02/12/10	24,100	14.1272

Transaction	Date	Quantity	Price ($)

Buy	02/16/10	4,500	14.1797
Buy	02/16/10	300	14.3385
Buy	02/17/10	1,300	14.5648
Buy	02/17/10	200	14.5685
Buy	02/18/10	4,400	14.6567
Buy	02/19/10	2,000	14.6750
Buy	02/22/10	9,400	14.6401
Buy	02/23/10	1,800	14.7529
Buy	02/24/10	600	14.6817
Buy	02/25/10	600	14.7244

Western Investment Total Return Partners L.P.

Sell	06/02/08	1,400	14.2474
Sell	06/09/08	1,800	14.0840
Buy	12/31/09	4,800	14.1926
Buy	12/31/09	700	14.1925
Buy	01/04/10	4,800	14.3454
Buy	01/05/10	5,800	14.3832
Buy	01/11/10	3,680	15.1582
Buy	01/12/10	4,985	15.0792
Buy	01/13/10	1,850	15.1038
Buy	01/14/10	2,370	15.1526
Buy	01/15/10	5,646	15.0624
Buy	01/19/10	800	15.0218
Buy	01/19/10	700	15.0317
Buy	01/20/10	485	14.9279
Buy	01/21/10	796	14.8868
Buy	01/21/10	8,100	14.7868
Buy	01/22/10	1,200	14.7619
Buy	01/22/10	900	14.6681
Buy	01/25/10	5,883	14.6144
Buy	01/26/10	200	14.5385
Buy	01/28/10	700	14.6685
Buy	01/29/10	1,000	14.6495
Buy	02/01/10	2,831	14.5872
Buy	02/02/10	9,339	14.6541
Buy	02/03/10	1,400	14.7061
Buy	02/03/10	2,253	14.7285
Buy	02/04/10	100	14.4525
Buy	02/04/10	2,200	14.4301
Buy	02/05/10	3,800	14.1552
Buy	02/05/10	1,500	14.1223
Buy	02/08/10	500	14.1185
Buy	02/08/10	11,700	14.1784
Buy	02/09/10	8,300	14.2400
Buy	02/09/10	1,000	14.2475
Buy	02/10/10	700	14.2296

Transaction	Date	Quantity	Price ($)

Buy	02/10/10	3,300	14.2214
Buy	02/11/10	4,000	14.2071
Buy	02/11/10	2,475	14.1761
Buy	02/12/10	2,800	14.1167
Buy	02/12/10	23,900	14.1272
Buy	02/16/10	4,500	14.1797
Buy	02/16/10	300	14.3385
Buy	02/17/10	1,400	14.5646
Buy	02/17/10	51	14.5684
Buy	02/18/10	4,500	14.6567
Buy	02/19/10	2,100	14.6749
Buy	02/22/10	9,400	14.6401
Buy	02/23/10	1,900	14.7527
Buy	02/24/10	500	14.6834
Buy	02/25/10	500	14.7261

Western Investment Institutional Partners LLC

Sell	06/02/08	1,900	14.2422
Sell	06/06/08	600	14.3507
Sell	06/09/08	5,500	14.0868
Sell	06/12/08	2,500	13.5072
Sell	06/12/08	1,700	13.5043
Sell	09/08/08	300	11.1374
Sell	10/21/09	50	16.1968
Buy	12/31/09	4,900	14.1926
Buy	12/31/09	700	14.1925
Buy	01/04/10	4,900	14.3454
Buy	01/05/10	5,700	14.3832
Sell	01/21/10	16,200	14.7733

Western Investment Total Return Fund Ltd.

Buy	12/31/09	4,800	14.1926
Buy	12/31/09	700	14.1925
Buy	01/04/10	4,900	14.3454
Buy	01/05/10	5,700	14.3832
Buy	02/26/10	18,400	14.7750
Buy	03/01/10	2,100	14.8225
Buy	03/02/10	2,300	15.0185
Buy	03/02/10	4,800	15.0729
Buy	03/03/10	2,300	15.0685
Buy	03/05/10	1,900	15.0825
Buy	03/08/10	1,400	15.2085
Buy	03/09/10	2,200	15.1648
Buy	03/11/10	200	15.5025
Buy	03/12/10	100	15.5325
Buy	03/12/10	1,000	15.5085

Transaction	Date	Quantity	Price ($)

Buy	03/15/10	200	15.4285
Buy	03/15/10	6,300	15.4033
Buy	03/16/10	1,100	15.4525
Buy	03/18/10	800	15.6025
Buy	03/26/10	700	15.5585
Buy	03/26/10	5,200	15.6725
Buy	03/29/10	4,000	15.7571
Buy	03/30/10	2,100	15.8085
Buy	03/30/10	10,300	15.7880
Buy	03/31/10	15,700	15.7971
Buy	04/01/10	2,300	15.8985
Buy	04/01/10	2,200	15.9034
Buy	04/05/10	10,800	15.9687
Buy	04/06/10	100	15.9425
Buy	04/06/10	600	15.9385
Buy	04/30/10	12,400	16.0012
Buy	05/05/10	10,300	15.4090
Buy	05/06/10	24,700	14.9186

Western Investment LLC

Buy	11/06/08	1,000	5.8185
Buy	12/31/09	500	14.1925
--1	05/18/10	100	--

Arthur D. Lipson

Buy	12/31/09	500	14.1900

Benchmark Plus Institutional Partners, L.L.C.

Buy	05/06/10	20,900	14.9189
Buy	05/07/10	11,100	14.4691
Buy	05/10/10	2,300	14.9228
Buy	05/12/10	13,400	15.2692
Buy	05/12/10	1,700	15.0815
Buy	05/13/10	11,700	15.4105
Buy	05/14/10	10,800	15.1374
Buy	05/17/10	9,700	15.0406
Buy	05/18/10	11,600	15.1026
Buy	05/19/10	20,100	14.8783
Buy	05/20/10	16,700	14.3064
Buy	06/04/10	100	14.0185

1 Shares transferred to Lynn D. Schultz as a gift.

Transaction	Date	Quantity	Price ($)

Benchmark Plus Partners, L.L.C.

Buy	05/11/10	3,900	14.9665
Buy	05/12/10	7,182	15.2699
Buy	05/12/10	900	15.0867
Buy	05/13/10	6,288	15.4112
Buy	05/14/10	5,835	15.1382
Buy	05/17/10	5,151	15.0415
Buy	05/18/10	6,225	15.1033
Buy	05/19/10	10,754	14.8787
Buy	05/20/10	11,062	14.3067

Robert H. Daniels

Buy	06/05/09	2,000	5.9197

Lynn D. Schultz

--2	05/18/10	100	--

2 Shares were a gift.

APPENDIX E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is derived from the Fund’s definitive proxy statement filed with the
Securities and Exchange Commission on June 7, 2010

Share Ownership.  As of May 21, 2010, the Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

Stockholder Name and Address	Amount of Shares Owned	Percentage Owned

Western Investment LLC(1) 7050 South Union Park Center Suite 590 Midvale, Utah 84047	488,819	8.2%

_____________

(1)
This information is based exclusively on information provided by such entity on Schedule 13D/A filed with respect to the Fund on May 21, 2010. As members of a group for the purposes of Rule 13d-5(b)(1)  of the Securities Exchange Act of 1934, as amended, Western Investment LLC, Arthur D. Lipson, Western Investment Hedged Partners L.P., Western Investment Total Return Partners L.P., Western Investment Total Return Fund Ltd., Benchmark Plus Partners, L.L.C., Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Management, L.L.C., Robert Ferguson, Scott Franzblau, Robert H. Daniels, Gregory R. Dube, Neil Chelo and Lynn D. Schultz may be deemed to beneficially own the 677,716 shares owned in the aggregate by the group constituting approximately 11.4% of the Fund’s outstanding shares.

Collectively, the Directors and executive officers of the Fund own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

E-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominees by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of Innisfree M&A Incorporated at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD
 PROXY

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF
DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson and Scott Franzblau, and each of them, as the undersigned’s attorneys and agents with full power of substitution to vote all shares of common stock of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held at 10:00 a.m. Eastern time, on Monday, July 12, 2010 at the New York Marriott Eastside, 525 Lexington Avenue, New York, NY 10017, including any adjournments or postponements thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S NOMINEES AND FOR PROPOSAL NO. 2.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEES AND FOR PROPOSAL NO. 2.

1.	Western’s proposal to elect four nominees to serve as Class III Directors of the Board of Directors of the Fund (the “Board”) until the 2013 annual meeting of stockholders.

Neil Chelo Robert H. Daniels Gregory R. Dube Arthur D. Lipson	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________ ____________________________

2.	Western’s proposal that the Board take the necessary steps to declassify the Board so that all directors are elected on an annual basis.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.